UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 26, 2007
Citizens Republic Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

000-10535	38-2378932
(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan	48502
(Address of Principal Executive Offices)	(Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Citizens Banking Corporation
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES
Index to Exhibits
Press Release

Item 8.01. Other Events.
On April 26, 2007, Citizens Banking Corporation (the “Company”) issued a press release announcing the results of the shareholder vote in conjunction with the annual shareholder meeting. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
At the annual meeting, the shareholders of the Company voted to amend Article I of the Corporation’s Amended and Restated Articles of Incorporation to change the Company’s name to Citizens Republic Bancorp, Inc. The amendment became effective April 26, 2007. The complete revised Amended and Restated Articles of Incorporation will be filed as an exhibit with the Company’s Form 10-Q for the period ended March 31, 2007.
(c) Exhibits.

Exhibit 99.1	Press Release, dated April 26, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary

Date: April 26, 2007

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated April 26, 2007.